Exhibit 24.1

                         ANHEUSER-BUSCH COMPANIES, INC.
                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) amendments to the existing Registration Statement on Form S-3 (Registration Statement No. 333-71105) relating to the debt securities of the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said amendments and (ii) proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of the Company in a principal amount not to exceed $510,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.
     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of March 22, 2000.

       /S/ AUGUST A. BUSCH III                   /S/ W. RANDOLPH BAKER
   ----------------------------------     -------------------------------------
           August A. Busch III                     W. Randolph Baker
         Chairman of the Board                 Vice President and
               and President                      Chief Financial Officer
     (Principal Executive Officer)             (Principal Financial Officer)

          /S/ JOHN F. KELLY                    /S/ BERNARD A. EDISON
   ----------------------------------     -------------------------------------
             John F. Kelly                         Bernard A. Edison
     Vice President and Controller                     Director
     (Principal Accounting Officer)

       /S/ CARLOS FERNANDEZ G.                   /S/ JOHN E. JACOB
   ----------------------------------     -------------------------------------
         Carlos Fernandez G.                       John E. Jacob
                  Director                           Director

         /S/ JAMES R. JONES                    /S/ CHARLES F. KNIGHT
   ----------------------------------     -------------------------------------
            James R. Jones                       Charles F. Knight
                  Director                            Director

                                               /S/ VILMA S. MARTINEZ
   ----------------------------------     -------------------------------------
          Vernon R. Loucks, Jr.                  Vilma S. Martinez
                  Director                            Director

         /S/ JAMES B. ORTHWEIN                 /S/ WILLIAM PORTER PAYNE
   ----------------------------------     -------------------------------------
           James B. Orthwein                    William Porter Payne
                Director                               Director

          /S/ JOYCE M. ROCHE                   /S/ ANDREW C. TAYLOR
   ----------------------------------     -------------------------------------
            Joyce M. Roche                       Andrew C. Taylor
               Director                               Director

      /S/ DOUGLAS A. WARNER III              /S/ EDWARD E. WHITACRE, JR.
   ----------------------------------     -------------------------------------
        Douglas A. Warner III                    Edward E. Whitacre, Jr.
              Director                                 Director